                                                                   Exhibit 10.22

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is
                                                         ---------------
entered into by and between PEET'S OPERATING COMPANY, INC. (formerly known as Peet's Coffee and Tea, Inc.) ("Borrower"), PEET'S TRADEMARK COMPANY, and PEET'S
                               --------
COFFEE & TEA, INC. (formerly known as Peet's Companies, Inc.), each a Washington corporation (each a "Credit Party" and collectively, the "Credit Parties"), and
                     ------------                         --------------
GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), as of
                                                               ------
June 29, 2001, with reference to the following facts:

                                    RECITALS
                                    --------

     A. Pursuant to that certain Credit Agreement dated as of September 1, 2000, as amended by that certain First Amendment dated as of January 19, 2001, each by and among Credit Parties and Lender (as the same may have been further amended, supplemented, or otherwise modified from time to time prior to the date of this First Amendment, the "Credit Agreement"), Lender agreed to provide certain
                      ----------------
financial accommodations to or for the benefit of Borrower and the other Credit Parties upon the terms and conditions contained therein. Unless otherwise defined in this Second Amendment, (i) capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be
                                       -------
applied as defined or established therein, and (ii) references to Sections, Schedules, and Annexes shall refer, respectively, to Sections, Schedules, and Annexes of the Credit Agreement.

     B. Credit Parties have advised Lender that, in late Fiscal Year 2000, Borrower discontinued certain aspects of its marketing strategy relating to internet sales and may wish to adjust its timetable for retail store expansion. Credit Parties have further advised Lender that these strategic adjustments may affect Borrower's compliance with certain financial covenants set forth in the Credit Agreement.

     C. Credit Parties have requested the modification of such financial covenants to accommodate Borrower's revised marketing strategy, and Lender has agreed to such request on the terms and conditions set forth in this Second Amendment.

        NOW, THEREFORE, in consideration of Credit Parties' performance of their promises and obligations hereunder, the continued performance by Credit Parties of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Credit Parties and Lender hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1.   Amendments Effective As of the Date Hereof. Effective as of the date
          ------------------------------------------
of this Second Amendment, the Credit Agreement is hereby amended as follows:

          1.1 Section 6.19(b)(ii) is hereby deleted in its entirety and the
              -------------------
following is substituted therefor:

               (ii) From and after the Term Loan B Repayment Date, Borrower may engage in transactions and enter into agreements with respect to the opening of up to five (5) new retail locations during any Fiscal Year; provided, that Credit Parties shall not make any Capital Expenditures in connection with such new locations exceeding, in the aggregate, $3,000,000 during any such Fiscal Year;

          1.2 Article 6 of the Credit Agreement is hereby further amended by adding after Section 6.20 the following as a new Section 6.21:
                                                 ------------

              6.21 Commercial Tort Claims. Each Credit Party shall notify Lender
                   ----------------------
     in writing of any Commercial Tort Claim with respect to which (i) such Credit Party is the claimant, and (ii) such Credit Party has incurred or expects to incur damages in excess of $100,000 individually or, together with all other such claims, $250,000, within thirty (30) days of such Credit Party's knowledge of the existence of such claim.

          1.3 Annex A is hereby amended by deleting the definition of "General
              -------
Intangibles" in its entirety and substituting the following therefor:

     "General Intangibles" shall mean, with respect to any Person, all of such
      -------------------
     Person's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Person of every kind and nature (other than Accounts), including, without limitation, all contract rights, Supporting Obligations, Letter of Credit Rights, Intellectual Property, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Person in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Person from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Person is beneficiary, and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Person.

          1.4 Annex A is hereby further amended by inserting the following
              -------
definitions in appropriate alphabetical sequence:

          "Commercial Tort Claim" shall mean a claim arising in tort with
           ---------------------
     respect to which

     (a) the claimant is an organization; or (b) the claimant is an individual and the claim (i) arose in the course of the claimant's business or profession, and (ii) does not include damages arising out of personal injury to or the death of an individual.

        "Letter of Credit Rights" shall mean, with respect to any Person, all
         -----------------------
     of such Person's now owned or hereafter acquired "letter of credit rights," as such term is defined in the Code, including any right to payment or performance under any letter of credit.

        "Supporting Obligations" shall mean, with respect to any Person, all
         ----------------------
     of such Person's now owned or hereafter acquired "supporting obligations," as such term is defined in the Code, including all of such Person's interests in letter-of-credit rights or secondary obligations that support the payment or performance of an Account, Chattel Paper, a document, a General Intangible, an instrument, or Investment Property.

     2. Amendments Effective as of April 30, 2001. Effective as of April 30,
        -----------------------------------------
2001, the Credit Agreement is hereby further amended as follows:

       2.1 Part (b) of Annex G is hereby deleted in its entirety and the
                       -------
following is substituted therefor:

       (b) Minimum Fixed Charge Coverage Ratio. Credit Parties shall have, on a
           -----------------------------------
consolidated basis, at the end of each Fiscal Month set forth below, a Fixed Charge Coverage Ratio, measured cumulatively as of the last day of each such Fiscal Month for the immediately preceding twelve (12) Fiscal Months, or such lesser number of Fiscal Months as shall have elapsed since August 1, 2000, of not less than the following:

                                   Fixed Charge
       Fiscal Month Ending        Coverage Ratio
       -------------------        --------------
       April 30, 2001                  0.50

       May 31, 2001                    0.50

       June 30, 2001                   0.50

       July 31, 2001                   0.50

       August 31, 2001                 0.50

       September 30, 2001              0.50

       October 31, 2001                1.15

       November 30, 2001               1.25

       December 31, 2001               1.30

     March 31, 2002                  1.30
     June 30, 2002                   1.30
     September 30, 2002              1.30
     December 31, 2002               1.30
     March 31, 2003                  1.30
     June 30, 2003                   1.30
     September 30, 2003              1.30
     December 31, 2003               1.30
     March 31, 2004                  1.30
     June 30, 2004                   1.30
     September 30, 2004              1.30
     December 31, 2004               1.30
     March 31, 2005                  1.30
     June 30, 2005                   1.30

     2.2 Part (c) of Annex G is hereby deleted in its entirety and the following
                     -------
is a substituted therefor:

     (c) Minimum EBITDA. Credit Parties shall have EBITDA on a consolidated
         --------------
basis at the end of each Fiscal Month set forth below, measured cumulatively for the period of twelve (12) prior Fiscal Months through and including such Fiscal Month, of not less than the following:

     Fiscal Month Ending             EBITDA
     -------------------             ------
     April 30, 2001                $ 5,800,000
     May 31, 2001                  $ 5,800,000
     June 30, 2001                 $ 6,000,000
     July 31, 2001                 $ 6,000,000

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

          August 31, 2001               $ 6,000,000

          September 30, 2001            $ 6,000,000

          October 31, 2001              $ 6,000,000

          November 30, 2001             $ 6,200,000

          December 31, 2001             $ 6,100,000

          January 31, 2002              $ 6,500,000

          February 28, 2002             $ 6,700,000

          March 31, 2002                $ 6,900,000

          June 30, 2002                 $ 7,300,000

          September 30, 2002            $ 7,800,000

          December 31, 2002             $ 8,300,000

          March 31, 2003                $ 9,100,000

          June 30, 2003                 $ 9,800,000

          September 30, 2003            $10,600,000

          December 31, 2003             $11,500,000

          March 31, 2004                $11,500,000

          June 30, 2004                 $11,500,000

          September 30, 2004            $11,500,000

          December 31, 2004             $11,500,000

          March 31, 2005                $11,500,000

          June 30, 2005                 $11,500,000

     3. Certain Additional Documents. Within thirty days of the date of this
        ----------------------------
Second Amendment, each Credit Party shall execute and deliver to Lender, in form and substance satisfactory to Lender, an amendment to the Security Agreement, amended or additional financing statements, and such other and further documents, instruments and agreements as are necessary to maintain the perfection of Lender's Liens in all Collateral under the Code consistent with the amendments to Annex A set forth in this Second Amendment (collectively, the "Security Amendments").
 -------------------

     4. Effectiveness. This Second Amendment shall become effective upon receipt
        -------------
by Lender of an original of this Second Amendment that bears the signatures of Credit Parties and Lender.

     5. Representations and Warranties. Each Credit Party hereby represents and
        ------------------------------
warrants that (a) as of the date of this Second Amendment, it has no Commercial Tort Claims, and (b) the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, after giving effect to this Second Amendment and the Security Amendments, shall remain true and correct in all material respects as of the date hereof and thereof, except to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date. The Credit Agreement and the other Loan Documents, as modified and amended by this Second Amendment and the Security Amendments, constitute legal, valid and binding obligations of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with their respective terms.

     6. Ratification. Except as specifically modified by this Second Amendment,
        ------------
the parties acknowledge that the Credit Agreement shall remain binding upon Credit Parties and Lender and all provisions of the Credit Agreement shall remain in full force and effect. Credit Parties expressly ratify and affirm their respective obligations to Lender under the Credit Agreement and the other Loan Documents.

     7. Miscellaneous.
        -------------

       7.1 Entire Agreement; Amendment. This Second Amendment, together with the
           ---------------------------
Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Second Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof or thereof. No amendment, modification, or waiver of any of the provisions of this Second Amendment shall be valid or enforceable unless set forth in a writing signed by Credit Parties and Lender.

       7.2 Recitals. The recitals set forth at the beginning of this Second
           --------
Amendment are true and correct, and such recitals are incorporated into and are a part of this Second Amendment.

       7.3 Headings. Section headings used herein are for convenience of
           --------
reference only, are not part of this Second Amendment, and are not to be taken into consideration in interpreting this Second Amendment.

       7.4 Counterparts. This Second Amendment may be executed in identical
           ------------
counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Second Amendment. Any party delivering this Second Amendment by facsimile shall send the original manually executed counterpart of this Second Amendment to the other party promptly after such facsimile transmission.

       7.5 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND
           -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

       7.6 No Waiver. Except as specifically set forth in this Second Amendment,
           ---------
the execution, delivery and effectiveness of this Second Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or any other Loan Document, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

       7.7 Conflict of Terms. In the event of any inconsistency between the
           -----------------
provisions of this Second Amendment and any provision of the Credit Agreement, the terms and provisions of this Second Amendment shall govern and control.

     IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the date first written above.


                                   "Credit Parties"

                               PEET'S COFFEE & TEA, INC.


                               By:    /s/ Mark N. Rudolph
                                      -------------------------
                               Name:  Mark N. Rudolph
                                      -------------------------
                               Title:  CFO
                                      -------------------------

                               PEET'S OPERATING COMPANY, INC.


                               By:    /s/ Mark N. Rudolph
                                      -------------------------
                               Name:  Mark N. Rudolph
                                      -------------------------
                               Title:  CFO
                                      -------------------------

                               PEET'S TRADEMARK COMPANY


                               By:    /s/ Mark N. Rudolph
                                      -------------------------
                               Name:  Mark N. Rudolph
                                      -------------------------
                               Title:  CFO
                                      -------------------------


                                   "Lender"

                               GENERAL ELECTRIC CAPITAL
                               CORPORATION


                               By:/s/ Todd Gronski
                                  ------------------------------
                               Name Todd Gronski
                                    ----------------------------
                                     Duly Authorized Signatory

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